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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) -- February 7, 1995
     (Exact name of registrant as specified in its charter)



                   MARTIN MARIETTA CORPORATION


      Maryland                1-11810                  52-1801551
(State or other          (Commission                 (IRS Employer
jurisdiction of          File Number)              Identification No.)
incorporation)



6801 Rockledge Drive       Bethesda, Maryland             20817
(Address of principal executive offices)               (Zip Code)



                         (301) 897-6000
      (Registrant's telephone number, including area code)


                         Not Applicable
     (Former name or address, if changed since last report)


The exhibit index as required by item 601(a) of Regulation S-K is included on page 3 of this report. This report includes 5 pages.

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Item 5.   OTHER EVENTS

     Martin Marietta Corporation (the "Registrant") previously filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated
September 1, 1994, that, among other things, disclosed that the Registrant and Lockheed Corporation had entered into a definitive Agreement and Plan of Reorganization among Parent Corporation, Martin Marietta
Corporation and Lockheed Corporation ("Lockheed") (the "Reorganization Agreement"). Subsequent to the date of the Reorganization Agreement, Parent Corporation changed its name to Lockheed Martin Corporation ("Lockheed Martin").

     The Reorganization Agreement provides for transactions that will result in the Registrant and Lockheed becoming separate subsidiaries of Lockheed Martin. These transactions are described in detail in a Form S-4 Registration Statement (No. 33-57645 ) (the "Registration Statement") filed by Lockheed Martin with the Securities and Exchange Commission on February 9, 1995 and declared effective by the Securities and Exchange Commission as of 5:00 p.m. on that date. A copy of the Registrant's press release announcing the filing and effectiveness of the Registration Statement is attached hereto as Exhibit 99 and is incorporated by reference herein.

     A copy of the Reorganization Agreement was attached to and filed with a Current Report on Form 8-K of the Registrant, dated September 30, 1994, as
Exhibit 2.1. As of February 7, 1995, the Reorganization Agreement was amended as follows:

     1. The date set forth in Section 8.1(b) was changed from February 15, 1995 to March 31, 1995.

     2.   The reference to $100 million set forth in the first sentence of
          Section 8.2 was changed to $50 million.

     3. The first sentence of Section 6.7 was amended and restated as follows:

               "Unless and until this Agreement shall have been terminated by either party pursuant to Section 8.1, neither Martin Marietta nor Lockheed nor any of their respective officers, directors or agents shall directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide any nonpublic information to, any corporation, partnership, person or other entity or group (other than to Martin Marietta or Lockheed or an affiliate or an associate of either Martin Marietta or Lockheed) concerning any merger, sale of substantial assets, sale of shares of

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          capital stock or similar transactions involving Martin
          Marietta or Lockheed or any of their respective
          Subsidiaries or divisions, unless its Board of Directors, upon written advice of counsel, has determined that it is in the best interests of such company's stockholders to do so."



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.                   Description of Exhibit

      99                      Martin Marietta Corporation Press Release,
                              Dated February 9, 1994







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                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MARTIN MARIETTA CORPORATION




                              By /s/ Stephen M. Piper
                                   Stephen M. Piper
                                   Assistant General Counsel



Date:  13 February 1995





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                                            FOR IMMEDIATE RELEASE





MARTIN MARIETTA SCHEDULES
SPECIAL STOCKHOLDERS MEETING



BETHESDA, Maryland, February 9 -- Martin Marietta will call a special meeting of stockholders on Wednesday, March 15 to consider and vote upon the proposed merger of equals of the Corporation with Lockheed Corporation.

The meeting will take place at the Drake Hotel in Chicago, Illinois, beginning at 9 a.m. CST.

The Securities & Exchange Commission today declared effective Lockheed Martin Corporation's registration statement, which includes the definitive joint proxy statement to be mailed to Martin Marietta and Lockheed stockholders later this week.

Martin Marietta and Lockheed also have amended their
reorganization agreement to extend from February 15 to
March 31, the date after which either Martin Marietta or Lockheed may terminate the agreement if the transaction has not been
consummated.
                               # # #
0209/0995



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